January 17, 2013

Supplement

SUPPLEMENT DATED JANUARY 17, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 29, 2012

Effective February 25, 2013, the 12b-1 fee for the Class L shares of the Fund will be reduced from 0.85% to 0.50%. Accordingly, the following table replaces the "Annual Fund Operating Expenses" table with respect to Class L shares only in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses," effective February 25, 2013:

Class L
Advisory Fee	0.47%
Distribution and Service (12b-1) Fees[5]	0.50%
Other Expenses	0.55%
Total Annual Fund Operating Expenses[4]	1.52%
Fee Waiver and/or Expense Reimbursements[4]	0.27%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.25%

4  The Fund's "Adviser," Morgan Stanley Investment Management Inc., and its "Administrator," Morgan Stanley Services Company Inc., have agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding brokerage fees and 12b-1 fees, will not exceed 0.75% for each Class. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

5  The Board of Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 0.85% to 0.50% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and Service (12b-1) Fees shown in the table above have been restated to reflect such change.

Effective February 25, 2013, the following tables replace the "Example" tables with respect to Class L shares only in the section of the Prospectus entitled "Fund Summary—Example:"

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class L	$127	$397	$686	$1,511

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class L	$127	$397	$686	$1,511

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT3 1/13